                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             May 2, 1994




                           GFC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-11011                    86-0695381
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
     of Incorporation)             File  Number)       Identification No.)



DIAL CORPORATE CENTER, PHOENIX, ARIZONA                             85077
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:          602/207-6900

Item 5.  Other Events.

         GFC Financial Corporation announced, on May 2, 1994, the completion of the acquisition of TriCon Capital Corporation, the Paramus, New Jersey-based commercial finance and equipment leasing services subsidiary of Bell Atlantic Corporation, in an all-cash transaction valued at $344.3 million.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

              Exhibit                            Title
          ---------------       ------------------------------------------
               28               Press Release of GFC Financial Corporation
                                dated May 2, 1994

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           GFC FINANCIAL CORPORATION

                                  (Registrant)



Dated:  May 2, 1994       By          /s/  Bruno A. Marszowski
                            --------------------------------------------------
                            Bruno A. Marszowski, Vice President - Controller Principal Financial Officer/Authorized Officer





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